UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-09038

                               The Olstein Funds
               (Exact name of registrant as specified in charter)

                             4 Manhattanville Road
                               Purchase, NY 10577
              (Address of principal executive offices) (Zip code)

                               Robert A. Olstein
                    (Name and address of agent for service)

                                 1-800-799-2113
               Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2004

Date of reporting period: February 29, 2004

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

                                      THE
                                    OLSTEIN
                                     FUNDS

                                      THE
                                    OLSTEIN
                                   FINANCIAL
                                     ALERT
                                      FUND

                               SEMI-ANNUAL REPORT
                               February 29, 2004

THE OLSTEIN FINANCIAL ALERT FUND

Chairman's Message                                               April 16, 2004

           BALANCED THINKING IN THE EYE OF STORMS CREATES PERFORMANCE
           ----------------------------------------------------------

Dear Shareholders:

We are very pleased with the Fund's recent performance. Although we report the Fund's performance to you every six months, our investment horizon continues to be three to five years. It is important to understand that our performance is heavily influenced by how we react to periods of either extreme optimism or extreme pessimism, both of which usually occur during a three to five year period. We believe that the key to performing over longer periods of time is the ability to limit the size and number of our errors during extreme periods, by buying companies that we believe are unfairly influenced by short-term pessimism, and selling companies that we believe have become overpriced as a result of short-term optimism.

The table at the end of this letter shows the dollar value of a hypothetical $10,000 investment in The Olstein Financial Alert Fund for all calendar quarters since the Fund's inception (past performance is not necessarily indicative of future results). While the table shows large increases in recent quarters, it also illustrates the short-term volatility that can occur from quarter to quarter. As previously mentioned, we believe that investment returns are best evaluated over longer periods of three to five years, rather than quarterly or even semi-annually, since longer periods provide a more meaningful indication of performance and downside volatility.

We believe that the Fund's return during the recent semi-annual period was largely a product of balanced thinking during an earlier period of negative market psychology (April 2002 through April 2003). During that one-year period, investors with a short-term view drove the stock prices of many high quality companies down to levels that were materially below our calculation of their private market value. We did not get involved in short-term thinking and continued to build positions in companies by acquiring stocks at bargain prices that we believed were temporarily low.

Balancing future positives against extreme negative short-term thinking is a necessary mental exercise when hunting for undervalued securities. We know how to identify undervalued securities, but have yet to figure out how to determine when crowds will turn their mindset from short-term thinking to valuing companies based on long-term fundamentals. We cannot predict crowd psychology with 100% accuracy. However, we attempt to insulate ourselves somewhat from the moods of crowds by building a position over time. In order to employ a methodology of balanced thinking, we realize that there will be periods where the Fund could under perform as we take advantage of falling stock prices created by negative crowd psychology affecting markets, industries or individual stocks. However, short-term underperformance is the price we are willing to pay in order to buy undervalued securities at bargain prices which we believe are temporary. Thus, it is our belief that in order to perform over time, one should take advantage of, rather than overreact to, periods of negative psychology.

We believe that it is contradictory to attempt to perform all the time when our objective is to perform over time. Lack of patience is probably the largest roadblock to practicing a value discipline. We prefer to adopt a long-term approach, fully realizing that we may never produce the meteoric returns necessary to appear as the best fund in any given year. When operating on a short-term investment horizon, the odds are against you. Most investors who assume large risks seeking their pot of gold, usually give it back (and then some) down the road after the initial home run.

EXAMPLES OF BALANCED THINKING

As we previously stated, we believe in balanced thinking and patience during times when markets go through periodic corrections and most stocks are declining as a result of extreme negative thinking as was the case between April 2002 and April 2003. During this period, the Fund established positions in former growth stocks such as Disney, McDonald's, and Home Depot, which at the time were expected to grow at rates far below that of previous periods. However, we believed that the prices to which these stocks declined were not reflecting the increased cash flows that we believed would eventually accrue to the shareholders as a result of the lower expected growth. During the same time, insurance stocks were under a cloud as a result of September 11 claims, asbestos liabilities and corporate malfeasance claims. We viewed the erosion of capital taking place as a result of the increased liabilities as the forerunner of a strong insurance premium-pricing environment. The Fund was able to establish positions in Chubb, Everest Re and Berkley Insurance at prices that appeared to pay little attention to the strong pricing environment that we believed was about to develop for the first time in ten years. The brokerage firms were in the midst of settling research litigation and were experiencing a period of down earnings brought on by the bear market and lower trading revenues. However, the stock prices did not reflect that a significant percentage of recurring income (money management fees and interest income), in combination with profitable fixed income trading gains, provided decent levels of profitability despite some of the worst conditions in 30 years. We believed the stage was set for the brokers to return to profitability levels last seen during the bull markets in the late 1990's with only the slightest pick-up in trading and increased investment banking business. The Fund's earlier bargain basement purchases of Merrill Lynch, Goldman Sachs and Morgan Stanley were material contributors to the Fund's performance during the recent semi-annual period.

We also established a position in Tyco approximately one year ago, when the pessimists were discussing possible bankruptcy and the press regularly carried stories of former management's misdeeds. New management, led by Edward Breen, a former Motorola and General Instruments executive with a proven expertise in operations, was hired to turn the company around. Our inferential analysis of the financial statements indicated that Tyco consisted of a portfolio of mismanaged companies acquired by the former management that were in outstanding businesses. The new management set up an executive compensation system that was dependent on its ability to turn the company's operation around and on future profitability. In addition, liquidity issues were addressed immediately, providing management with valuable time to accomplish their objectives. Our analysis indicated that under reasonable assumptions, Tyco could produce excess cash flow of $1.75 a share ($3.5 billion). Our conclusion was that the price at which Tyco was selling in late 2002 had a lot of the pessimism and negative short-term psychology priced into the stock. On the other hand, if management was successful in achieving cost savings and synergies, our valuations indicated Tyco could be valued at $25.00 a share. It is now one year later and management has performed better than our expectations. We now believe Tyco is capable of producing free cash flow of $2.25 a share and the private market value could be as high as $40.00 per share. The appreciation in Tyco's stock has resulted in the position being the Fund's largest holding as of February 29, 2004.

Our successful stock selections as described above are only a partial reason for the Fund's recent increase in net asset value. The Fund's investment philosophy is based on the basic premise that there is a correlation between above average investment performance and the number and severity of our errors. Our methodology for limiting errors is to buy companies at a discounted price to our calculation of private market value. Unfortunately, these discounts are usually produced by negative developments or psychology affecting the market in general, the specific company or the industry in which the company operates. We do not buy all bad news but only buy companies when we believe the "bad news" is a result of factors that are temporary. It is important when purchasing securities to not only purchase good companies but to pay the right price.
Thus, our goal is to buy good companies whose price is being penalized by negative perceptions that we believe are temporary. The pessimism produces the prices necessary to provide the Fund with a potential buffer that we believe is a pre-requisite in attempting to control the number and severity of our errors. It is easier to buy "good news" as good news usually produces short-term instantaneous gratification, while buying stocks surrounded by pessimism usually results in short-term frustration and requires patience. Stocks surrounded by pessimism and negative psychology are often slow to lift. However, purchasing companies where short-term negative perceptions result in a discounted stock price can provide a potential buffer to help minimize the downside when we are wrong. Below, Sean Reidy and Vic Cunningham, senior members of my research and portfolio management team, discuss the chronology of two "value traps," and how our discipline helped limit the severity of two of our more recent errors which enabled our winning stock selections to more heavily influence our performance.

THE CHRONOLOGY OF TWO VALUE TRAPS

It has been a year since the markets turned up and as we look at the Fund's portfolio, we see many companies that have helped the Fund achieve its objective of long-term capital appreciation. While it is easy to get complacent when you are performing well, being the curmudgeons that we are, we tend to focus on our potential mistakes to keep them at a minimum. The chronology of two of our recent mistakes (Safeway and Tenet Healthcare) is described below. The bad news with both of these stocks is that our thesis fell apart and we decided to sell the stocks. The good news is, we made some money on Safeway and realized only a small loss on Tenet. We often state that there are three criteria we use when buying stocks: price, price, and price. It is our hope, that by paying the right price for a stock, our losses can be minimized in the event our thesis falls apart. Once you realize that your thesis has fallen apart, it is critical to move out of the stock. By adhering to this discipline, we have been able to reap the benefits of stocks such as Disney, Chubb, Brunswick, McDonald's, Merrill Lynch, Goldman Sachs, Chicago Bridge and Iron, J.C. Penney and Tyco, to name a few, where we were correct on our thesis. These stocks have moved up dramatically since the dark days of late 2002 and early 2003. However, the ability to limit our errors as outlined below has enabled our winning stocks to help the Fund achieve its long-term objectives.

SAFEWAY

Safeway was a classic value trap. We purchased Safeway at an average price of just under $20 a share down from an all time approximate high of $60 a share. When we purchased Safeway, the stock was statistically cheap according to our measures. Safeway was generating robust free cash flows and trying to sell non-strategic assets to help improve returns. We thought that declines in food inflation were hurting sales industry-wide and making the threat from Wal-Mart look worse than reality. We believed that eventually food prices would rise to help boost same-store sales, and there was enough room in most geographical areas for a low cost producer like Wal-Mart and more service-oriented companies like Safeway to survive profitably. Unfortunately, our thesis did not work out. First, the sale of their underperforming subsidiary Dominick's did not go through. Safeway now had to dedicate time and money to a franchise (Dominick's) which had destroyed shareholder value over the past few years. Second, although free cash flow had benefited from recent reductions in capital expenditures, we began to fear that as a result of unforeseen competitive pricing, Safeway was under-investing in their store base. The "Catch 22" is that increased capital expenditures reduce excess cash flow. The Wal-Mart threat was also bigger than initially anticipated. Market share data in areas where Wal-Mart had deeper penetration demonstrated that discounted pricing was indiscriminately taking meaningful market share from both lower price and high service competitors.
That left competitors with a difficult choice: lower prices or lose share. Safeway decided to lower prices and was now playing a game we thought they could not win in the long run. Given the above factors, we decided to sell the stock far below our originally anticipated value but nevertheless, at a slight profit. Although the results were disappointing, our strict valuation discipline worked by not allowing our mistake to overpower our successful investment selections.

TENET HEALTHCARE

Tenet represented a potential turnaround situation which unfortunately turned for the worse. We became interested in the stock because of the massive cloud surrounding the company's sordid activities over the past few years. However, we felt Tenet had a solid stable of assets that were drastically underperforming. We purchased the stock at an average price of slightly below $14 per share, which was down from an approximate high of $50 per share. We believed Tenet's hospitals could either be turned around and start producing robust free cash flows similar to their competitors or the hospitals would be sold to buyers at prices that would at least be equal to our purchase price because other hospital companies could improve their operations better than Tenet. Whichever alternative played out, we calculated that we could earn a solid return on our investment with a chance of being handsomely rewarded if management was able to completely turn the company around. Unfortunately, neither of these alternatives occurred. The hospital pricing environment became dreadful for Tenet as managed care companies continued to squeeze hospitals because of their aggressive billing practices over the past few years. We thought the poor pricing environment would subside during 2004, but it looks as if the low pricing environment could drag on for longer than the current year. The non-collection of receivables has become a national epidemic as more and more people are having their medical insurance reduced or eliminated. The timing of the epidemic could not have been worse for Tenet as receivable write-offs put more pressure on the company's already weak margins and cash flows. Given Tenet's desperate predicament, the company decided to sell 27 hospitals in late January for a price that fell below our worst-case estimates. Needless to say, the unexpected low sale price changed our whole scenario. Our asset value thesis had fallen apart and now the cash flow potential was reduced dramatically under a much lower sales base than originally anticipated. Finally, although there are no immediate financial liquidity concerns, if Tenet did not turn operations around by early next year, financial liquidity could become a significant issue. We have no tolerance for financial risk, which questions a company's ability to continue as a going concern. With the upside much lower than we initially thought, and downside much larger, we sold the stock at a price which again was far below our originally anticipated value of $25, but for a loss of less than 10% on our original purchase price.

OUR CURRENT THOUGHTS

We believe that we are in a fairly valued stock market, in which there is no wind at our back or in our face. The economy is improving rapidly but the market has discounted a lot of the earnings improvement that is now becoming a reality. We believe the overall market should fluctuate in a limited trading range until 2005 earnings become more visible. Future risks that could affect market psychology include interest rates increasing beyond expectations and continuing bouts of terrorism. The Fund's cash position reached nearly 20% at the end of the 2003 rally and the recent correction has reduced this position to around 10%. We do not time stock markets. Our cash position is a function of the availability of stocks to purchase which are priced at a discount to our calculation of private market value, or the number of stocks in our portfolio that go above our private market value, which results in the sale of the security. We believe attempts to time stock markets that are affected by the psychology of the masses is a long-term failure process, and it is important for successful investors to understand their limitations and set realistic goals. Although successful value investing is usually associated with the purchase of undervalued securities, we believe the most difficult aspect of successful value investing is also knowing when to sell, and that decision usually has to be made during periods when everybody is recommending your stock and your stock is increasing regularly. We believe the current market environment is conducive to stock pickers who understand valuation. Recent purchases by the Fund include Tupperware, Interpublic Group of Companies, Delmonte Foods and ServiceMaster, which we believe are representative of companies owning outstanding brands that are experiencing some temporary difficulties and misperceptions. We believe short-term thinking has again created an opportunity for the Fund to buy outstanding companies at bargain prices.

CONCLUSION

In conclusion, we strongly believe that long-term above-average investment performance is correlated with limiting the number and size of our errors. Whereas many investors prefer to buy "good news" because it is psychologically easier, we prefer the opposite side of the equation and buy "bad news." We do not buy all "bad news" but only when we believe the "bad news" is a result of factors that are temporary. This temporary pessimism can produce the prices necessary to provide the Fund with a sufficient discount to our calculation of a company's private market value that make the stock an attractive candidate for our portfolio.

Hopefully, we will not have to write too many Safeway and Tenet type mea culpas in the future. We take our mistakes seriously and try to avoid them at all costs. We are not perfect, but fortunately, we have been right more often than wrong. The key premise of our philosophy continues to be that if we can minimize the number, and more importantly, the dollar impact of our mistakes, we should continue to achieve the Fund's primary objective of long-term capital appreciation. To reiterate, although buying at the right price is critical to a value investor, it is just as important to have a sell discipline especially when crowd psychology results in good companies selling at prices that cannot be justified by future cash flows. A good stock purchased or held at prices that are unjustified produces the same investment results as purchasing bad companies. We appreciate your trust and continue to require our portfolio managers and analysts to invest their equity monies alongside with our shareholders.

Sincerely,

/s/ Robert A. Olstein

Robert A. Olstein
Chairman and
Head Portfolio Manager

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Fund's Class C share at the Fund's inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested dividends - see "Details").

                 VALUE OF SHARES OWNED,                 VALUE OF SHARES OWNED,
                 IF INITIAL INVESTMENT                   IF INITIAL INVESTMENT
     DATE             WAS $10,000             DATE            WAS $10,000
     ----        ---------------------        ----       ---------------------
    9/21/95             $10,000              12/31/99           $26,692
    9/30/95              10,010               3/31/00            28,170
   12/31/95              10,261               6/30/00            28,899
    3/31/96              10,882               9/30/00            30,596
    6/30/96              11,462              12/31/00            30,142
    9/30/96              11,713               3/31/01            30,207
   12/31/96              12,760               6/30/01            36,192
    3/31/97              13,327               9/30/01            28,213
    6/30/97              14,602              12/31/01            35,340
    9/30/97              17,250               3/31/02            38,259
   12/31/97              17,205               6/30/02            33,797
    3/31/98              19,851               9/30/02            25,870
    6/30/98              18,468              12/31/02            28,529
    9/30/98              15,499               3/31/03            26,226
   12/31/98              19,788               6/30/03            31,448
    3/31/99              20,717               9/30/03            33,797
    6/30/99              25,365              12/31/03            38,853
    9/30/99              23,675               3/31/04            40,870

DETAILS:

The performance data quoted represents past performance and does not guarantee future results. The above chart pertains to the Fund's Class C share, and assumes no redemptions. The returns listed do not reflect deduction of the Fund's 1% maximum contingent deferred sales charge ("CDSC") for Class C shares imposed when an investor redeems Class C shares within the first year of purchase. The Fund's Class C share average annual return from inception (9/21/95), and for the five-year and one-year periods ended 3/31/04, assuming reinvestment of dividends and capital distributions and deduction of the Fund's maximum CDSC of 1% for the one-year period was 17.93%, 14.56% and 54.84%, respectively. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted, to obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and charges and expenses of the Fund and should be read carefully before investing. A current prospectus may be obtained by calling
(800) 799-2113 or visiting the Fund's website at www.olsteinfunds.com.

The above information has been obtained from sources considered reliable, but no representation is made as to its completeness or accuracy. Not FDIC insured / Not bank-guaranteed / May lose value.

Schedule of Investments                            February 29, 2004 (Unaudited)

                                                  Shares             Value
                                                  ------             -----
COMMON STOCKS - 84.5%

  AEROSPACE - 1.1%
     General Dynamics Corporation                  234,500      $   21,602,140
                                                                --------------

  BANKING - 3.4%
     Bank of America Corporation                   193,600          15,859,712
     Comerica Incorporated                         411,700          23,689,218
     KeyCorp                                       757,300          24,551,666
                                                                --------------
                                                                    64,100,596
                                                                --------------

  BUILDING & HOUSING - 1.0%
     Chicago Bridge & Iron
       Company N.V. (1)<F2>                        641,100          17,982,855
                                                                --------------

  BUSINESS MACHINES & SOFTWARE - 2.7%
     3Com Corporation *<F1>                      2,744,500          19,211,500
     Adaptec, Inc. *<F1>                         3,481,700          31,787,921
                                                                --------------
                                                                    50,999,421
                                                                --------------

  BUSINESS SERVICES - 3.5%
     Automatic Data Processing, Inc.               474,700          20,151,015
     The Interpublic Group
       of Companies, Inc. *<F1>                  1,854,100          31,426,995
     John H. Harland Company                       494,200          14,910,014
                                                                --------------
                                                                    66,488,024
                                                                --------------

  CHEMICALS - 0.7%
     Cambrex Corporation                           511,400          14,048,158
                                                                --------------

  COMMUNICATIONS & MEDIA - 0.8%
     Belo Corp. - Class A                          229,200           6,394,680
     Gray Television, Inc.                         690,000           9,660,000
                                                                --------------
                                                                    16,054,680
                                                                --------------

  COMPUTERS - 0.4%
     Hewlett-Packard Company                       372,700           8,464,017
                                                                --------------

  CONSUMER PRODUCTS - 7.8%
     American Greetings
       Corporation - Class A *<F1>               1,557,900          35,317,593
     Hasbro, Inc.                                1,628,300          35,610,921
     Kimberly-Clark Corporation                    344,550          22,285,494
     Mattel, Inc.                                1,272,100          24,169,900
     Tupperware Corporation                      1,061,000          20,265,100
     Whirlpool Corporation                         148,600          10,838,884
                                                                --------------
                                                                   148,487,892
                                                                --------------

  CONTAINERS - 1.5%
     Bemis Company, Inc.                           337,300          17,229,284
     Sonoco Products Company                       441,900          11,025,405
                                                                --------------
                                                                    28,254,689
                                                                --------------

  DATA PROCESSING - 1.4%
     First Data Corporation                        655,932          26,880,093
                                                                --------------

  DIVERSIFIED MANUFACTURING - 3.1%
     Tyco International Ltd. (1)<F2>, (3)<F4>    2,037,900          58,222,803
                                                                --------------

  DRUGS - 1.0%
     Pfizer Inc.                                   530,000          19,424,500
                                                                --------------

  ELECTRICAL EQUIPMENT - 0.7%
     UNOVA, Inc. *<F1>                             642,600          13,995,828
                                                                --------------

  ELECTRONICS - 2.2%
     AVX Corporation                               518,700           8,734,908
     Synaptics Incorporated *<F1>                  584,100          10,677,348
     Technitrol, Inc. *<F1>                        548,300          10,066,788
     Universal Electronics Inc. *<F1>(2)<F3>       919,600          11,724,900
                                                                --------------
                                                                    41,203,944
                                                                --------------

  ENTERTAINMENT & LEISURE - 7.8%
     Boyd Gaming Corporation                     1,239,700          25,265,086
     Brunswick Corporation                         407,400          16,035,264
     Caesars Entertainment, Inc. *<F1>           1,708,400          21,013,320
     Scientific Games
       Corporation - Class A *<F1>               1,999,550          33,812,391
     The Walt Disney Company                       992,100          26,320,413
     WMS Industries Inc. *<F1>                     951,200          25,273,384
                                                                --------------
                                                                   147,719,858
                                                                --------------

  FINANCIAL SERVICES - 3.5%
     Janus Capital Group Inc.                    1,593,800          27,285,856
     Merrill Lynch & Co., Inc.                     321,700          19,691,257
     Morgan Stanley                                330,300          19,738,728
                                                                --------------
                                                                    66,715,841
                                                                --------------

  FOOD, BEVERAGES & TOBACCO - 2.6%
     Adolph Coors
       Company - Class B                           212,300          14,389,694
     Constellation Brands,
       Inc. - Class A *<F1>                        584,400          18,525,480
     The Pepsi Bottling Group, Inc.                565,300          16,354,129
                                                                --------------
                                                                    49,269,303
                                                                --------------

  FURNITURE & FIXTURES - 1.3%
     Furniture Brands
       International, Inc.                         450,200          14,789,070
     Stanley Furniture
       Company, Inc.                               280,800          10,594,584
                                                                --------------
                                                                    25,383,654
                                                                --------------

  HEALTH CARE SERVICES & SUPPLIES - 4.4%
     Baxter International Inc.                   1,026,100          29,880,032
     C. R. Bard, Inc.                              149,900          14,149,061
     HCA Inc.                                      241,000          10,247,320
     Laboratory Corporation
       of America Holdings *<F1>                   659,700          25,853,643
     Universal Health Services,
       Inc. - Class B                               63,400           3,419,162
                                                                --------------
                                                                    83,549,218
                                                                --------------

  INSURANCE - 5.1%
     The Chubb Corporation (3)<F4>                 420,300          29,832,894
     Everest Re Group, Ltd. (1)<F2>                194,300          16,979,877
     Oxford Health Plans, Inc.                     526,800          25,265,328
     Willis Group
       Holdings Limited (1)<F2>                    649,000          24,889,150
                                                                --------------
                                                                    96,967,249
                                                                --------------

  MACHINERY - INDUSTRIAL - 2.1%
     The Manitowoc Company, Inc.                 1,130,200          35,036,200
     Maverick Tube Corporation *<F1>               224,300           4,609,365
                                                                --------------
                                                                    39,645,565
                                                                --------------

  OIL & GAS SERVICES - 2.6%
     Newpark Resources, Inc. *<F1>               3,056,100          15,433,305
     Tidewater Inc.                                288,100           9,573,563
     The Williams Companies, Inc.                2,615,000          24,764,050
                                                                --------------
                                                                    49,770,918
                                                                --------------

  PERSONAL SERVICES - 1.3%
     Weight Watchers
       International, Inc. *<F1>                   661,700          24,826,984
                                                                --------------

  PRINTING & PUBLISHING - 2.2%
     Journal Register Company *<F1>              1,057,100          21,268,852
     Knight-Ridder, Inc.                           268,800          20,095,488
                                                                --------------
                                                                    41,364,340
                                                                --------------

  RESTAURANTS - 3.6%
     Darden Restaurants, Inc.                      736,000          17,958,400
     McDonald's Corporation                      1,424,650          40,317,595
     Wendy's International, Inc.                   236,800           9,630,656
                                                                --------------
                                                                    67,906,651
                                                                --------------

  RETAIL & WHOLESALE TRADE  - 4.0%
     Jo-Ann Stores, Inc. *<F1>                     928,000          24,944,640
     Payless ShoeSource, Inc. *<F1>              2,229,200          29,759,820
     RadioShack Corporation                        610,100          21,085,056
                                                                --------------
                                                                    75,789,516
                                                                --------------

  SCIENTIFIC INSTRUMENTS - 0.5%
     PerkinElmer, Inc.                             426,500           8,888,260
                                                                --------------

  SEMICONDUCTORS - 2.9%
     Advanced Micro Devices, Inc. *<F1>            675,000          10,125,000
     Atmel Corporation *<F1>                     1,712,243          11,848,721
     Fairchild Semiconductor
       Corporation - Class A *<F1>                 970,800          25,046,640
     TriQuint Semiconductor, Inc. *<F1>          1,040,806           8,326,448
                                                                --------------
                                                                    55,346,809
                                                                --------------

  TELECOMMUNICATIONS EQUIPMENT - 2.4%
     CommScope, Inc. *<F1>                       1,360,200          24,197,958
     Lucent Technologies Inc. *<F1>              4,894,600          20,508,374
                                                                --------------
                                                                    44,706,332
                                                                --------------

  TELECOMMUNICATIONS SERVICES - 1.3%
     CenturyTel, Inc.                              880,000          25,141,600
                                                                --------------

  TEXTILES & APPAREL - 3.7%
     Liz Claiborne, Inc.                           323,200          11,926,080
     OshKosh B'Gosh,
       Inc. - Class A (2)<F3>                      785,800          17,295,458
     Tommy Hilfiger
       Corporation *<F1>(1)<F2>                  1,868,000          30,205,560
     V. F. Corporation                             235,200          10,567,536
                                                                --------------
                                                                    69,994,634
                                                                --------------

  TRANSPORTATION EQUIPMENT - 0.7%
     Arkansas Best Corporation                     492,699          13,490,099
                                                                --------------

  TRANSPORTATION SERVICES - 1.2%
     Pacer International, Inc. *<F1>               356,000           7,646,880
     Yellow Roadway Corporation *<F1>              456,600          14,423,994
                                                                --------------
                                                                    22,070,874
                                                                --------------
     TOTAL COMMON STOCKS
       (Cost $1,224,364,665)                                     1,604,757,345
                                                                --------------

SHORT-TERM INVESTMENTS - 15.6%
  MUTUAL FUNDS - 0.1%
     First American Prime
       Obligations Fund                            999,302             999,302
                                                                --------------

                                                Principal
                                                 Amount
                                                ---------

  U.S. GOVERNMENT AGENCY
    OBLIGATIONS - 15.5%
     Federal Home Loan Bank:
       0.71%, 3/01/2004                        $26,258,000          26,258,000
       0.00%, 3/02/2004                         30,000,000          29,999,317
       0.00%, 3/03/2004                         25,703,000          25,701,815
       0.00%, 3/04/2004                         25,173,000          25,171,304
       0.00%, 3/08/2004                         30,000,000          29,995,217
       0.00%, 3/09/2004                         16,300,000          16,297,030
       0.00%, 3/10/2004                         30,000,000          29,993,925
       0.00%, 3/11/2004                         50,200,000          50,187,317
       0.00%, 3/16/2004                         25,553,000          25,544,269
       0.00%, 3/17/2004                         20,615,000          20,607,487
       0.00%, 3/18/2004                         14,606,000          14,600,482
                                                                --------------
       TOTAL U.S. GOVERNMENT
         AGENCY OBLIGATIONS                                        294,356,163
                                                                --------------
       TOTAL SHORT- TERM INVESTMENTS
         (Cost $295,355,465)                                       295,355,465
                                                                --------------
TOTAL INVESTMENTS - 100.1%
  (Cost $1,519,720,130)                                          1,900,112,810
                                                                --------------
SECURITIES SOLD SHORT - (0.9)%
  (Proceeds $17,020,455)                                           (17,526,726)
OTHER ASSETS,
  LESS LIABILITIES - 0.8%                                           16,063,863
                                                                --------------
NET ASSETS - 100.0%                                             $1,898,649,947
                                                                --------------
                                                                --------------

  *<F1>   Non-income producing security.
(1)<F2>   Dollar-denominated foreign security.
(2)<F3> Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See Note 7.
(3)<F4> All or a portion of the securities have been committed as collateral for open short positions.

    The accompanying notes are an integral part of the financial statements.

Schedule of Securities Sold Short                  February 29, 2004 (Unaudited)

                                                    Shares            Value
                                                    ------            -----
SECURITIES SOLD SHORT
  COMPUTER SERVICES
     Computer Sciences
       Corporation                                 419,400         $17,526,726
                                                                   -----------
TOTAL SECURITIES
  SOLD SHORT
  (PROCEEDS $17,020,455)                                           $17,526,726
                                                                   -----------
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities                February 29, 2004 (Unaudited)

ASSETS:
  Investments, at value:
     Investments in securities of unaffiliated issuers
       (cost $1,489,120,481)                                    $1,871,092,452
     Investments in securities of affiliated issuers
       (cost $30,599,649) (See Note 7)                              29,020,358
                                                                --------------
  Total investments (cost $1,519,720,130)                        1,900,112,810
  Receivable from broker for proceeds on securities sold short      17,023,249
  Receivable for securities sold                                    12,225,213
  Receivable for capital shares sold                                 4,979,263
  Dividends and interest receivable                                    937,753
  Other assets                                                          65,011
                                                                --------------
          Total Assets                                           1,935,343,299
                                                                --------------

LIABILITIES:
  Securities sold short, at value (proceeds of $17,020,455)         17,526,726
  Payable for securities purchased                                  13,555,326
  Payable for capital shares redeemed                                1,077,736
  Distribution expense payable                                       2,539,948
  Payable to Investment Manager (See Note 4)                         1,487,292
  Accrued expenses and other liabilities                               506,324
                                                                --------------
          Total Liabilities                                         36,693,352
                                                                --------------
NET ASSETS                                                      $1,898,649,947
                                                                --------------
                                                                --------------
NET ASSETS CONSIST OF:
  Capital stock                                                 $1,589,994,307
  Accumulated undistributed net realized loss on investments
    sold and securities sold short                                 (71,230,769)
  Net unrealized appreciation (depreciation) on:
     Investments                                                   380,392,680
     Short positions                                                  (506,271)
                                                                --------------
          Total Net Assets                                      $1,898,649,947
                                                                --------------
                                                                --------------

CLASS C:
  Net Assets                                                    $1,476,282,541
  Shares of beneficial interest outstanding (unlimited number
    of shares authorized, $0.001 par value)                         85,999,596
  Net asset value, offering and redemption (may be subject to
    contingent deferred sales charge) price per share                   $17.17
                                                                        ------
                                                                        ------

ADVISER CLASS:
  Net Assets                                                     $ 422,367,406
  Shares of beneficial interest outstanding (unlimited number
    of shares authorized, $0.001 par value)                         23,728,018
  Net asset value, offering and redemption price per share              $17.80
                                                                        ------
                                                                        ------

    The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                   For the
                                                               Six Months Ended
                                                              February 29, 2004
                                                              -----------------
                                                                 (Unaudited)
INVESTMENT INCOME:
  Dividend income (net of foreign tax withheld of $14,062):
     Dividend income from securities
       of unaffiliated issuers                                  $  10,615,930
     Dividend income from securities
       of affiliated issuers (See Note 7)                             112,083
  Interest income                                                     812,311
                                                                 ------------
          Total investment income                                  11,540,324
                                                                 ------------
EXPENSES:
  Investment management fee                                         8,531,836
  Distribution expense - Class C                                    6,626,574
  Distribution expense - Adviser Class                                476,872
  Administration fee                                                  415,498
  Shareholder servicing and accounting costs                          652,791
  Custody fees                                                         90,325
  Federal and state registration                                       55,614
  Professional fees                                                    58,556
  Reports to shareholders                                              62,590
  Trustees' fees and expenses                                          32,173
  Other                                                                45,371
                                                                 ------------
          Total expenses                                           17,048,200
                                                                 ------------
          Net investment loss                                      (5,507,876)
                                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on:
     Investments of unaffiliated issuers                          132,889,129
     Investments of affiliated issuers (See Note 7)                 1,701,651
     Short positions                                               (7,994,189)
  Change in unrealized appreciation/depreciation on:
     Investments                                                  169,111,171
     Short positions                                                5,482,727
                                                                 ------------
  Net realized and unrealized gain on investments                 301,190,489
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $295,682,613
                                                                 ------------
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                                                     For the
                                                                Six Months Ended      For the Year Ended
                                                                February 29, 2004      August 31, 2003
                                                                -----------------      ---------------
                                                                   (Unaudited)
OPERATIONS:
  Net investment loss                                             $   (5,507,876)      $  (13,024,531)
  Net realized gain (loss) on:
     Investments                                                     134,590,780         (163,843,078)
     Short positions                                                  (7,994,189)           1,337,909
  Change in unrealized appreciation/depreciation on:
     Investments                                                     169,111,171          405,874,984
     Short positions                                                   5,482,727           (9,898,255)
                                                                  --------------       --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 295,682,613          220,447,029
                                                                  --------------       --------------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE 6)                                    57,658,450          (52,432,393)
                                                                  --------------       --------------

TOTAL INCREASE IN NET ASSETS                                         353,341,063          168,014,636

NET ASSETS:
  Beginning of period                                              1,545,308,884        1,377,294,248
                                                                  --------------       --------------
  End of period                                                   $1,898,649,947       $1,545,308,884
                                                                  --------------       --------------
                                                                  --------------       --------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING OF THE FUND THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

ADVISER CLASS

                                                   FOR THE        FOR THE        FOR THE        FOR THE          FOR THE PERIOD
                                                  SIX MONTHS        YEAR           YEAR           YEAR        SEPT. 21, 1999++<F5>
                                                    ENDED          ENDED          ENDED          ENDED              THROUGH
                                                   FEB. 29,       AUG. 31,       AUG. 31,       AUG. 31,            AUG. 31,
                                                     2004           2003           2002           2001                2000
                                                  ----------     ----------     ----------     ----------          ----------
                                                 (UNAUDITED)
NET ASSET VALUE - BEGINNING OF PERIOD               $14.93         $12.66         $15.77         $16.89              $17.48
                                                    ------         ------         ------         ------              ------
INVESTMENT OPERATIONS:
   Net investment income (loss)                      (0.01)1<F8>    (0.05)2<F9>    (0.07)2<F9>    (0.04)2<F9>          0.052<F9>
   Net realized and unrealized
     gain (loss) on investments                       2.88           2.32          (1.84)          1.74                3.10
                                                    ------         ------         ------         ------              ------
       Total from investment operations               2.87           2.27          (1.91)          1.70                3.15
                                                    ------         ------         ------         ------              ------
DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                                   --             --          (1.20)         (2.82)              (3.74)
                                                    ------         ------         ------         ------              ------
NET ASSET VALUE - END OF PERIOD                     $17.80         $14.93         $12.66         $15.77              $16.89
                                                    ------         ------         ------         ------              ------
                                                    ------         ------         ------         ------              ------

TOTAL RETURN                                        19.22%++<F6>   17.93%       (13.21)%         11.99%              25.17%++<F6>

Ratios (to average net assets)/
  Supplemental Data:
   Expenses3<F10>                                    1.42%*<F7>     1.48%          1.43%          1.43%               1.45%*<F7>
   Net investment income (loss)                    (0.06)%*<F7>   (0.41)%        (0.46)%        (0.22)%               0.34%*<F7>
Portfolio turnover rate4<F11>                       31.15%         79.55%         81.86%        106.56%             158.44%
Net assets at end of period (000 omitted)         $422,367       $350,583       $356,839       $198,742             $24,058

 ++<F5> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares. The Adviser Class first received assets on September 21, 1999.
 ++<F6>   Not annualized.
  *<F7>   Annualized.
  1<F8> Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
  2<F9> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
 3<F10> The expense ratio includes dividends on short positions where applicable. The ratio of dividends on short positions for the periods ended August 31, 2003, 2002 and 2000 was 0.02%, 0.01% and 0.00%,
          respectively. There were no dividends on short positions for the periods ended August 31, 2001 and February 29, 2004.
 4<F11> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

CLASS C

                                         FOR THE
                                        SIX MONTHS      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                          ENDED        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         FEB. 29,       AUG. 31,       AUG. 31,       AUG. 31,       AUG. 31,       AUG. 31,
                                           2004           2003           2002           2001       2000++<F12>        1999
                                        ----------     ----------     ----------     ----------     ----------     ----------
                                       (UNAUDITED)
NET ASSET VALUE -
  BEGINNING OF PERIOD                     $14.45         $12.34         $15.51         $16.77         $17.43         $10.88
                                          ------         ------         ------         ------         ------         ------
INVESTMENT OPERATIONS:
   Net investment loss                     (0.06)1<F14>   (0.14)2<F15>   (0.18)2<F15>   (0.12)2<F15>   (0.07)2<F15>   (0.11)2<F15>
   Net realized and unrealized
     gain (loss) on investments             2.78           2.25          (1.79)          1.68           3.15           7.31
                                          ------         ------         ------         ------         ------         ------
       Total from
         investment operations              2.72           2.11          (1.97)          1.56           3.08           7.20
                                          ------         ------         ------         ------         ------         ------
DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                         --             --          (1.20)         (2.82)         (3.74)         (0.65)
                                          ------         ------         ------         ------         ------         ------
NET ASSET VALUE - END OF PERIOD           $17.17         $14.45         $12.34         $15.51         $16.77         $17.43
                                          ------         ------         ------         ------         ------         ------
                                          ------         ------         ------         ------         ------         ------

TOTAL RETURN++<F13>                       18.82%         17.10%       (13.86)%         11.12%         24.64%         67.99%

Ratios (to average net assets)/
  Supplemental Data:
   Expenses3<F16>                          2.17%*<F20>    2.23%          2.18%          2.18%          2.20%          2.29%
   Net investment loss                   (0.81)%*<F20>  (1.16)%        (1.21)%        (0.75)%        (0.44)%        (0.74)%
Portfolio turnover rate4<F17>             31.15%         79.55%         81.86%        106.56%        158.44%        179.33%
Net assets at end of
  period (000 omitted)                $1,476,283     $1,194,726     $1,020,455       $684,738       $465,652       $349,157

 ++<F12> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares.
 ++<F13> Total returns do not reflect any deferred sales charge for Class C Shares. Not annualized for the period ended February 29, 2004.
  *<F20>   Annualized.
  1<F14> Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
  2<F15> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
  3<F16> The expense ratio includes interest expense on equity swap contracts and/or dividends on short positions where applicable. The ratio of interest expense on equity swap contracts and/or dividends on short positions for the periods ended August 31, 2003, 2002, 2000 and 1999 was 0.02%, 0.01%, 0.00% and 0.10%, respectively. There was no interest expense on equity swap contracts or dividends on short positions for the periods ended August 31, 2001 and February 29, 2004.
  4<F17> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware statutory trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

     The Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The Class C shares are subject to a contingent deferred sales charge ("CDSC") for redemptions in accordance with the Fund's prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The maximum CDSC is 1.00% of the original purchase price for Class C shares within one year of purchase (for shares purchased after July 1, 2002) or 2.50% of the original purchase within two years of purchase (for shares purchased prior to July 1, 2002).

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

     Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager"). The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Fund may also use independent pricing services to assist in pricing portfolio securities.

     Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

     Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. Generally, distributions are declared and paid annually in December. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

     Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Investment income includes $12,329 of interest earned on receivables from brokers for proceeds on securities sold short. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

     Expenses. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not attributable to a particular class are typically allocated among each class in proportion to their respective net assets.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the six months ended February 29, 2004, purchases and sales of investment securities (including securities sold short and excluding short-term investments) for the Fund were $479,008,107 and $613,210,720, respectively. The Fund did not purchase long-term U.S. Government securities as a part of its investment strategy during the six months ended February 29, 2004.

     At August 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Cost of Investments                                     $1,333,282,290
                                                             --------------
                                                             --------------
     Gross unrealized appreciation                           $  271,875,251
     Gross unrealized depreciation                              (71,007,506)
                                                             --------------
     Net unrealized appreciation/(depreciation)              $  200,867,745
                                                             --------------
                                                             --------------
     Undistributed ordinary income                                       --
     Undistributed long-term capital gain                                --
                                                             --------------
     Total distributable earnings                            $           --
                                                             --------------
                                                             --------------
     Other accumulated losses                                $ (193,402,594)
                                                             --------------
     Total accumulated earnings/(losses)                     $    7,465,151
                                                             --------------
                                                             --------------

     At August 31, 2003, the Fund had an accumulated net realized capital loss carryover of $83,311,659, with $28,479,013 expiring in 2010 and $54,832,646 expiring in 2011. To the extent that the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover for the Fund. In addition, the Fund realized on a tax basis, post October losses through August 31, 2003 of $104,101,937, which are not recognized for tax purposes until the first day of the following fiscal year.

     There were no dividends paid during the six months ended February 29, 2004 and the year ended August 31, 2003.

     Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At February 29, 2004, the Fund had 0.9% of its net assets in short positions.

4. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS. The Fund employs Olstein & Associates as the investment manager. Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the six months ended February 29, 2004, the Fund incurred investment management fees of $8,531,836 with $1,487,292 payable to the Investment Manager as of February 29, 2004.

     Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

5. SERVICE AND DISTRIBUTION PLANS. Olstein & Associates (the "Distributor") has entered into a distribution and underwriting agreement with the Fund dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund's average daily net assets of Class C and Adviser Class shares. For the six months ended February 29, 2004, fees accrued by the Fund pursuant to the 12b-1 Plans were $6,626,574 for Class C and $476,872 for Adviser Class Shares.

     During the six months ended February 29, 2004, the Fund paid total brokerage commissions of $118,051 to affiliated broker dealers in connection with purchases and sales of investment securities.

6. FUND SHARES. At February 29, 2004, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of each class of the Fund:

                                             SIX MONTHS ENDED                  YEAR ENDED
                                            FEBRUARY 29, 2004               AUGUST 31, 2003
                                         -----------------------         ----------------------
                                                   CLASS C                        CLASS C
                                          SHARES         AMOUNT          SHARES          AMOUNT
                                          ------         ------          ------          ------
     Shares sold                         8,794,342    $140,056,403      11,314,672    $137,015,827
     Shares redeemed                    (5,482,328)    (87,177,167)    (11,292,523)   (133,244,914)
                                        ----------    ------------     -----------    ------------
     Net increase                        3,312,014    $ 52,879,236          22,149    $  3,770,913
                                                      ------------                    ------------
                                                      ------------                    ------------
     SHARES OUTSTANDING:
     Beginning of period                82,687,582                      82,665,433
                                        ----------                     -----------
     End of period                      85,999,596                      82,687,582
                                        ----------                     -----------
                                        ----------                     -----------

                                             SIX MONTHS ENDED                  YEAR ENDED
                                            FEBRUARY 29, 2004               AUGUST 31, 2003
                                         -----------------------         ----------------------
                                              ADVISER CLASS                  ADVISER CLASS
                                          SHARES         AMOUNT          SHARES          AMOUNT
                                          ------         ------          ------          ------
     Shares sold                         2,998,749    $ 49,744,698       6,433,373    $ 79,635,328
     Shares redeemed                    (2,756,642)    (44,965,484)    (11,136,870)   (135,838,634)
                                        ----------    ------------     -----------    ------------
     Net increase (decrease)               242,107    $  4,779,214      (4,703,497)   $(56,203,306)
                                                      ------------                    ------------
                                                      ------------                    ------------
     Shares Outstanding:
     Beginning of period                23,485,911                      28,189,408
                                        ----------                     -----------
     End of period                      23,728,018                      23,485,911
                                        ----------                     -----------
                                        ----------                     -----------

     Total Net Increase (Decrease)                    $ 57,658,450                    $(52,432,393)
                                                      ------------                    ------------
                                                      ------------                    ------------

7. OTHER AFFILIATES.*<F18> Investments representing 5% or more of the outstanding voting securities of a company held in the Fund's portfolio result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of February 29, 2004 amounted to $29,020,358 representing 1.53% of net assets. Transactions during the six months ended February 29, 2004 in which the issuer was an "affiliated person" are as follows:

                             OshKosh B'Gosh, Inc. -     Stanley Furniture            Universal
                                    Class A            Company, Inc.**<F19>       Electronics Inc.         Total
                             ----------------------    --------------------       ----------------         -----
August 31, 2003
   Balance
   Shares                                  --                  604,100                  919,600           1,523,700
   Cost                           $        --              $14,438,571              $13,742,914         $28,181,485

Gross Additions
   Shares                             324,600                       --                       --             324,600
   Cost                            $6,904,262              $        --              $        --         $ 6,904,262

Gross Deductions
   Shares                                  --                  302,500                       --             302,500
   Cost                           $        --              $ 8,031,492              $        --         $ 8,031,492

February 29, 2004
   Balance
   Shares                             785,800                       --                  919,600           1,705,400
   Cost                           $16,856,735              $        --              $13,742,914         $30,599,649
                                  -----------              -----------              -----------         -----------
                                  -----------              -----------              -----------         -----------

Realized gain                     $        --              $ 1,701,651              $        --         $ 1,701,651
                                  -----------              -----------              -----------         -----------
                                  -----------              -----------              -----------         -----------

Investment income                 $    86,438              $    25,645              $        --         $   112,083
                                  -----------              -----------              -----------         -----------
                                  -----------              -----------              -----------         -----------

 *<F18> As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Adviser, Fund, Trust, or any other client of the Adviser.
**<F19> Security that was considered affiliated due to the Fund's beneficial ownership representing more than 5% of the outstanding securities during the six months ended February 29, 2004, but not at February 29, 2004.

8. LINE OF CREDIT. Effective May 22, 2003, the Fund obtained a $50,000,000 uncommitted line of credit with U.S. Bank, N.A. (the "Bank") to be used for liquidity purposes. The interest rate on any borrowings is the Bank's announced prime rate. During the six months ended February 29, 2004, the Fund did not draw upon the line of credit.

                                    TRUSTEES
                                    --------
                          Robert A. Olstein, Chairman
                                Neil C. Klarfeld
                                 Fred W. Lange
                                   John Lohr
                               D. Michael Murray
                                Erik K. Olstein
                                Lawrence K. Wein

                               INVESTMENT MANAGER
                               ------------------
                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                            Purchase, New York 10577

                                  DISTRIBUTOR
                                  -----------
                           Olstein & Associates, L.P.

                         ADMINISTRATOR, TRANSFER AGENT,
                            DIVIDEND PAYING AGENT &
                          SHAREHOLDER SERVICING AGENT
                          ---------------------------
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                                  P.O. Box 701
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                   ---------
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 LEGAL COUNSEL
                                 -------------
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                              INDEPENDENT AUDITORS
                              --------------------
                               Ernst & Young LLP
                           875 East Wisconsin Avenue
                              Milwaukee, WI 53202

   This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

                          TOLL FREE TELEPHONE NUMBER:
                                 (800) 799-2113
                              WWW.OLSTEINFUNDS.COM

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant's service provider.

(a) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that materially affected, or were reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
------------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(a) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  The Olstein Funds

     By (Signature and Title)  /s/Robert A. Olstein
                               ---------------------------------------------
                               Robert A. Olstein, President

     Date    4-30-04
          ------------------------------------------------------------------
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/Robert A. Olstein
                              ----------------------------------------------
                              Robert A. Olstein, President

     Date    4-30-04
          ------------------------------------------------------------------

     By (Signature and Title) /s/Michael Luper
                              ----------------------------------------------
                              Michael Luper, Treasurer

     Date    4-30-04
          ------------------------------------------------------------------